SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): August 20, 2002


                              ARAMARK CORPORATION
              (Exact Name of Registrant as Specified in Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

                                   005-62375
                           (Commission File Number)

                                  23-3086414
                       (IRS Employer Identification No.)

                              1101 Market Street
                       Philadelphia, Pennsylvania 19107
              (Address of Principal Executive Offices) (Zip Code)

                                (215) 238-3000
             (Registrants' Telephone Number, Including Area Code)


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Item 5.  Other Events.

          On August 20, 2002 ARAMARK Services, Inc. ("Services"), a Delaware corporation and wholly-owned subsidiary of ARAMARK Corporation, initiated the offering of $300,000,000 aggregate principal amount of 6.375% Notes Due 2008 (the "Notes"), unconditionally guaranteed by ARAMARK Corporation ("ARAMARK"), pursuant to a Pricing Agreement, dated as of August 20, 2002 (the "Pricing Agreement"), by and among Services and ARAMARK, as guarantor, on the one hand, and Salomon Smith Barney Inc. and Goldman, Sachs & Co., as underwriters (the "Underwriters"), on the other hand. Services is expected to complete the sale and the Underwriters expect to deliver the Notes on August 23, 2002. The Pricing Agreement incorporates by reference the terms of that certain Underwriting Agreement, dated as of August 20, 2002, by and among Services, ARAMARK and Salomon Smith Barney Inc. and Goldman, Sachs & Co., as the "Designated Underwriters". The Notes will be created and established, and the terms and conditions of the Notes were established by action of Services and ARAMARK pursuant to and in accordance with the Indenture, dated as of April 8, 2002, among Services, ARAMARK, as guarantor, and Bank One Trust Company, National Association, as Trustee (the "Indenture"). The terms of the Notes are as set forth in the Indenture and in the form of Note, a copy of which form of
Note is filed as an Exhibit to this Current Report on Form 8-K. Copies of the Pricing Agreement, the Underwriting Agreement and the Press Release dated August 21, 2002 are attached as exhibits to this Current Report on Form 8-K.


Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits

         1.1 Underwriting Agreement, dated as of August 20, 2002, by and among Services, ARAMARK, as guarantor, and the Designated Underwriters.

         1.2 Pricing Agreement, dated as of August 20, 2002, by and among Services, ARAMARK, as guarantor, and the Designated Underwriters.

         4.1   Form of Note.

         99.1  Press Release dated August 21, 2002.

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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                         ARAMARK CORPORATION


                                         By: /s/ John M. Lafferty
                                            -------------------------------
                                            Name:   John M. Lafferty
                                            Title:  Senior Vice President,
                                                    Controller and Chief
                                                    Accounting Officer



Dated:  August 21, 2002


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                                EXHIBIT INDEX


Exhibit
Number    Title
-------   -----
1.1 Underwriting Agreement, dated as of August 20, 2002, by and among Services, ARAMARK, as guarantor, and the Designated Underwriters.

1.2 Pricing Agreement, dated as of August 20, 2002, by and among Services, ARAMARK, as guarantor, and the Designated Underwriters.

4.1       Form of Note.

99.1      Press Release dated August 21, 2002.